SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE DEF14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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             First Union Real Estate Equity and Mortgage Investments
             -------------------------------------------------------
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             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

                    NOTICE OF ANNUAL MEETING OF BENEFICIARIES
                           TO BE HELD ON MAY 10, 2005

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Beneficiaries (the "Meeting") of FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (the "Trust"), an Ohio business trust, will be held at 11th Floor Conference Center in the offices of Katten Muchin Zavis Rosenman, 575 Madison Avenue, New York, New York 10022, on Tuesday, May 10, 2005 at 1:00 P.M., to consider and act upon the following:

      1. To elect six directors to serve for a term of one year and until their respective successors shall be elected and shall qualify;

      2. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Trust for the 2005 fiscal year;

      3. To consider an amendment to the Trust's Declaration of Trust to change the Trust's name to "Winthrop Realty Trust"; and

      4. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

      Only holders of common shares of beneficial interests ("Beneficiaries") of record at the close of business on March 31, 2005 shall be entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof.

      All Beneficiaries are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy, which is solicited by the Board of Trustees of the Trust, and mail it promptly in the enclosed envelope to make sure that your shares in the Trust are represented at the Meeting. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                                              By order of the Board of Trustees,


                                              /s/ Carolyn B. Tiffany

                                              Carolyn B. Tiffany
                                              Secretary

Boston, Massachusetts
April 6, 2005

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IMPORTANT: The prompt return of proxies will ensure that your shares will be voted. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.
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             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

                                 PROXY STATEMENT
                         ANNUAL MEETING OF BENEFICIARIES
                                  MAY 10, 2005

      This Proxy Statement and the enclosed Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (the "Trust"), an Ohio business trust, to be voted at the Annual Meeting of Beneficiaries of the Trust (the "Meeting") which will be held at 11th Floor Conference Center in the offices of Katten Muchin Zavis Rosenman, 575 Madison Avenue, New York, New York 10022, on Tuesday May 10, 2005 at 1:00 p.m., and at any adjournment or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Beneficiaries and in this Proxy Statement.

      A Proxy, in the accompanying form, which is properly executed, duly returned to the Trust and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted (i) FOR the election, as Trustees, of the six persons who have been nominated by the Board, (ii) FOR the ratification of the selection of Deloitte & Touche LLP as independent auditors to audit and report upon the consolidated financial statements of the Trust for the 2005 fiscal year, (iii) FOR the amendment to the Trust's Declaration of Trust to change the Trust's name to "Winthrop Realty Trust", and (iv) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Trust prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

      Holders of record of the common interests of beneficial interest, par value $1.00 per share (the "Common Shares"), of the Trust at the close of business on March 31, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof. On the Record Date, there were issued and outstanding 32,058,913 Common Shares. There was no other class of voting securities outstanding at the Record Date. However, pursuant to the terms of the Certificate of Designations pursuant to which the Trust's Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest (the "Series B-1 Shares") were issued, the holders of the Series B-1 Shares are entitled to elect one trustee to the Board of Trustees. The Trustee elected by the holders of the Series B-1 Shares is not being voted upon at the Meeting.

      Each holder of Common Shares (each a "Beneficiary" and collectively, "Beneficiaries") is entitled to one vote for each Common Share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding Common Shares is necessary to constitute a quorum at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by the person appointed by the Trust to act as inspector of election for the Meeting. The six nominees for election as Trustees who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees. The affirmative vote of a majority of the votes in attendance at the Meeting (at which a quorum is present), present in person or represented by proxy, that are properly cast is necessary to approve the actions described in Proposal No. 2 below. The affirmative vote of a majority of the number of shares of Common Shares outstanding on the Record Date that are properly cast is necessary to approve the actions described in Proposal No. 3 below. Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Meeting for quorum purposes but broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to Beneficiaries. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

      If any other matters are properly presented at the Meeting for consideration, including, among other things, consideration of a motion to adjourn the Meeting to another time or place, the persons named in the enclosed Proxy Card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the Proxy Card would be entitled to vote. The Trust does not currently anticipate that any other matters will be raised at the Meeting or that the Meeting will be adjourned.

      The principal executive offices of the Trust are located at 7 Bulfinch Place, Suite 500, Boston, MA 02114. The approximate date on which this Proxy Statement and the accompanying Proxy will be first sent or given to Beneficiaries is April 6, 2005.

                      PROPOSAL NO. 1 - ELECTION OF TRUSTEES

      The Board currently consists of seven members, six of which are elected by the holders of Common Shares and one of which is elected by the holders of the Series B-1 Shares. As a result of an amendment to the Trust's Declaration of Trust which was approved at the 2004 Annual Meeting of Beneficiaries, the staggered terms of the Trustees was eliminated. Accordingly, six persons, which constitutes all of the members of the Board that are elected by the holders of the Common Shares, will be elected at the Meeting to serve for a term of one year and until their respective successors shall have been elected and shall qualify. The Board of Trustees has nominated Michael L. Ashner, Bruce R. Berkowitz, Arthur Blasberg, Jr., Peter Braverman, Talton Embry and Howard Goldberg for re-election as Trustees. Mr. Blasberg has reached the mandatory retirement age for Trustees under the Trust; however, the Nominating and Corporate Governance Committee determined that it is in the best interest of the Trust and its beneficiaries to make an exception to this policy for Mr. Blasberg and to nominate him for re-election as a Trustee.

      Beneficiaries of the Trust do not have cumulative voting rights with respect to the election of Trustees. It is the intention of the persons named in the enclosed Proxy Card to vote such proxy "FOR" the election of the named nominees for Trustee unless authorization is withheld on the Proxy Card. Should any nominee be unable or unwilling to serve as a Trustee, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.

Information as to Trustee Nominees

      Set forth below is the business experience of, and certain other information regarding, the current Trustees all of whom, other than Mr. Steven Mandis, are nominees for re-election to the Board.

Name and month and year first
became a Trustee of the Trust           Age               Principal Occupation during the past Five Years
-----------------------------           ---               -----------------------------------------------
Michael L. Ashner                        52    Mr.  Ashner has been the Chief  Executive  Officer of the Trust since
    April 2004                                 December 31, 2003 and Chairman  since April 2004.  Mr.  Ashner serves as the Chief Executive Officer of Winthrop  Financial  Associates,  A
                                               Limited  Partnership  and its affiliates  ("WFA"),  a position he has held since January 1996,  as well as the Chief  Executive  Officer of
                                               Newkirk MLP Corp.,  the manager of the general partner of The Newkirk
                                               Master  Limited  Partnership  ("Newkirk").  Both WFA and  Newkirk are
                                               real estate  companies  with over $2 billion in assets  owned  and/or managed.  Mr. Ashner has also served as the Chief  Executive  Officer
                                               of  Shelbourne   Properties  I,  Inc  ("Shelbourne  I"),   Shelbourne
                                               Properties II, Inc.  ("Shelbourne II") and Shelbourne Properties III,
                                               Inc.  ("Shelbourne  III"), three separate publicly traded real estate investment  trusts  listed on the American  Stock  Exchange that were recently  liquidated.  Since 1981,  Mr.  Ashner has been  Chairman of
                                               Exeter   Capital   Corporation,   a  firm  that  has   organized  and
                                               administered  real  estate  limited  partnerships.  Mr.  Ashner  also currently  serves  on  the  Boards  of  Directors  of  the  following
                                               publicly   traded   companies:   GB   Holdings,   Inc  and   Atlantic
                                               Entertainment  Holdings,  Inc., a hotel and casino operator, and NBTY
                                               Inc.,  a   manufacturer,   marketer   and  retailer  of   nutritional
                                               supplements.

Bruce R. Berkowitz                       46    Mr.  Berkowitz  has been the  Managing  Member of  Fairholme  Capital
    December 2000                              Management,  L.L.C., a registered investment adviser, since June 1997 and  President  and Director of Fairholme  Funds,  Inc., a registered investment  company under the Investment  Company Act of 1940,  since
                                               December 1999.  Since  December  2001, Mr.  Berkowitz has also been a
                                               Director  and  Deputy  Chairman  of  Olympus Re  Holdings,  Ltd.  and
                                               Olympus  Reinsurance  Company,  Ltd., both of Bermuda.  Mr. Berkowitz is a director of White Mountains  Insurance  Group,  Ltd., a publicly
                                               held  property  and  casualty  insurer.   He  served  as  a  Managing
                                               Director of Smith Barney,  Inc., a subsidiary of The Travelers  Inc., a diversified  financial  services holding company,  from 1995 to May
                                               1997.

Arthur Blasberg, Jr.                     77    Mr.   Blasberg's   activities   for  the  past  five  years   include
    December 2003                              appointment  by the  Superior  Court in  Massachusetts  to serve as a receiver  or trustee of various  businesses  (including  real  estate investment  companies,  and other  companies  holding  industrial and residential  real  estate as well as  undeveloped  land).  Also,  Mr.
                                               Blasberg has served as a special  master in commercial  disputes.  He serves as a director  of several  private  companies  and  previously served as the  receiver and  liquidating  trustee of The March Trust,
                                               Inc.,  a real  estate  investment  firm  which  acted as the  general partner and/or limited partner in over 250 limited  partnerships  and a director of each of Shelbourne I,  Shelbourne II and Shelbourne III prior to their  liquidation.  Mr. Blasberg is an attorney admitted to practice in the Commonwealth of Massachusetts,  served for five years in the  general  counsel's  office  of the  Securities  and  Exchange
                                               Commission  and was a partner in a large  Boston,  Massachusetts  law firm

Peter Braverman                          53    Mr. Braverman has been the President of the Trust since August 4,
    April 2004                                 2004 and was the Executive Vice President of the Trust from January
                                               8, 2004 to such date.  Mr. Braverman has served as the Executive
                                               Vice President of WFA since January 1996.  Mr. Braverman also serves as the Executive Vice President of Newkirk and previously served as
                                               Director and the Executive Vice President of Shelbourne I,
                                               Shelbourne II and Shelbourne III.

Talton Embry                             58    Mr.  Embry has been the  Chairman of Magten  Asset  Management  Corp.
    September 2000                             ("Magten"),  a private investment management company, since 1978. Mr.
                                               Embry has been  associated  with Magten in various  capacities  since
                                               1978.  Mr.  Embry is also a director of National  Patent  Development and Orbimage, Inc.

Howard Goldberg                          59    Mr. Goldberg has been a private investor and has provided consulting
    December 2003                              services to start-up companies since 1999.  Mr. Goldberg presently serves as a part-time consultant to Laser Lock Technologies, Inc., a company in the security and advertising business, performing duties consistent with that of a chief operating officer.  From 1994 through 1998, Mr. Goldberg served as President and Chief Executive
                                               Officer of Player's International, a public company in the gaming business, prior to its being sold to Harrah's Entertainment Inc.  In addition, from 1995 to 2000, Mr. Goldberg served on the board of directors of Imall Inc., a public company that provided on-line shopping and which was ultimately sold to Excite-at-Home. Mr.
                                               Goldberg has a law degree from New York University and was previously the managing partner of a large New Jersey law firm.  Mr.
                                               Goldberg also served as a director of each of Shelbourne I,
                                               Shelbourne II, and Shelbourne III.  Mr. Goldberg also sits on the
                                               Advisory Board of WinWin, a company specializing in foreign charitable lotteries.

Steven G. Mandis                         34    Mr. Mandis is currently the Vice Chairman and Chief Investment
    February 2005                              Officer of Halcyon Structured Asset Management L.P. ("Halcyon"), an
                                               investment management firm based in New York City. Mr. Mandis joined
                                               Halcyon in 2004.  Prior to joining Halcyon, Mr. Mandis who had worked at Goldman Sachs since 1992, acted as a portfolio manager in it Special Situations Investing Group, a multi-billion dollar proprietary investing area within Goldman Sachs' Fixed Income
                                               Division.  Before joining the Fixed Income Division, Mr. Mandis worked in Goldman Sachs' Principal Investment Area and Mergers &
                                               Acquisitions Department.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF MESSERS. ASHNER, BERKOWITZ, BLASBERG, BRAVERMAN, EMBRY AND GOLDBERG TO THE BOARD OF TRUSTEES. UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW.

      It is the policy of the Board to have all members of the Board in attendance at the Annual Meeting of Beneficiaries, or if unavailable to attend in person, to make arrangement, if possible, to participate by telephone or video conference. All members of the Board attended, either in person or by telephone conference call, the 2004 Annual Meeting of Beneficiaries.

Board Meetings and Committees

      During 2004, the Board met or acted through written consent 17 times. Each Trustee attended either in person or telephonically all of the meetings.

      The Trust's By-laws give the Board the authority to delegate its powers to a committee appointed by the Board. All committees are required to conduct meetings and take action in accordance with the directions of the Board and the provisions of the Trust's By-laws. The Board has appointed three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Certain of the committees' principal functions are described below.

Audit Committee

      The Audit Committee:

      o reviews annual and quarterly consolidated financial statements with the Trust's management and independent auditors;

      o recommends the appointment and reviews the performance, independence, and fees of the Trust's independent auditors and the professional services they provide;

      o oversees the Trust's system of internal accounting controls and the internal audit function; and

      o discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for audit committees.

      The Board has adopted a written charter for the Trust's Audit Committee, which is available at the Trust's website www.firstunion-reit.net, under the link "Corporate Governance". A printed copy of the charter is also available to any Beneficiary who requests it in writing to the Trust's Secretary at the Trust's headquarters.

      The Audit Committee consists of Arthur Blasberg, Jr. (Chairman), Bruce Berkowitz and Howard Goldberg. The Audit Committee held six meetings during the 2004 fiscal year. All members of the Audit Committee attended either in person or by telephone conference call all meetings of the Audit Committee. On March 2, 2005, the Audit Committee met with the independent auditors of the Trust to discuss the Trust's 2004 combined financial statements.

      For further information with respect to the Audit Committee, see "AUDIT COMMITTEE REPORT" which beings on page 7 of this Proxy Statement.

Compensation Committee

      The Compensation Committee:

      o recommends to the Board the compensation policies and arrangements for the Trust's officers and advisors and affiliates;

      o ensures appropriate oversight of the Trust's executive compensation programs and human resources policies;

      o will, as appropriate, report to Beneficiaries on the Trust's executive compensation policies and programs; and

      o discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for compensation committees.

      The Board has adopted a written charter for the Trust's Compensation Committee, which is available at the Trust's website www.firstunion-reit.net, under the link "Corporate Governance". A printed copy of the charter is also available to any Beneficiary who requests it in writing to the Trust's Secretary at the Trust's headquarters.

      During 2004, the Compensation Committee consisted of Talton Embry (Chairman), Bruce Berkowitz, Arthur Blasberg, Jr. and Howard Goldberg. Mr. Mandis joined the Compensation Committee upon his election to the Board in February 2005. The Compensation Committee held three meetings during the 2004 fiscal year which were attended in person by all members of the Compensation Committee.

      For further information with respect to the Compensation Committee, see "COMPENSATION COMMITTEE REPORT" which begins on page 8 of this Proxy Statement.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee:

      o reviews the qualifications of current and potential Trustees including determining whether they are "independent" under the listing standards of the New York Stock Exchange;

      o     reviews each Trustee's continued service on the Board;

      o reviews outside activities of Board members and resolves any issue of possible conflict of interest;

      o considers nominees for trustees of the Trust submitted in writing to the Chairman of the Nominating Committee (along with other information submitted in accordance with the Trust's By-laws and Declaration of Trust), which are submitted by executive officers of the Trust, current Trustees, search firms engaged by the Nominating Committee, if any, by others in its discretion and, nominees for trustee proposed by a Beneficiary in accordance with the terms of the Trust's By-laws and Declaration of Trust;

      o considers proposals submitted by Beneficiaries for inclusion in the Trust's Annual General Meeting proxy statement if they are submitted in writing to the Chairman of the Nominating Committee at the principal address of the Trust in accordance with the provisions of the Trust's By-laws and Declaration of Trust and so long as the submitting Beneficiary meets the qualifications and complies with the procedures provided in the proxy rules of the Securities and Exchange Commission. All such proposals shall be accompanied by information with respect to the submitting shareholder sufficient for the committee to determine whether such qualifications are met;

      o reviews any other Beneficiary communications intended for management of the Trust or the Board of Trustees or an individual Trustee and the Nominating Committee shall determine, in its discretion, considering the identity of the submitting Beneficiary and the materiality and appropriateness of the communication, whether, and to whom within the Trust, to forward the communication;

      o     recommends nominations for members of the Board;

      o reviews and assesses the adequacy of the Audit Committee's and Compensation Committee's charters; and

      o discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for nominating and corporate governance committees.

      The Board has adopted a written charter for the Trust's Corporate Governance and Nominating Committee, which is available at the Trust's website www.firstunion-reit.net, under the link "Corporate Governance". The Board has also adopted Corporate Governance Guidelines which is also available at the Trust's website www.firstunion-reit.net, under the link "Corporate Governance. A printed copy of the charter and the guidelines are also available to any Beneficiary who requests it in writing to the Trust's Secretary at the Trust's headquarters.

      The Nominating and Corporate Governance Committee consists of Bruce Berkowitz (Chairman), Arthur Blasberg, Jr., Talton Embry and Howard Goldberg. The Nominating and Corporate Governance Committee held three meetings during the 2004 fiscal year which were attended in person by all members of the Compensation Committee.

Audit Committee Financial Expert

      The Securities and Exchange Commission (the "SEC") has adopted rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, requiring public companies to disclose information about "audit committee financial experts." The Board has concluded that Mr. Blasberg, the chairman of the Audit Committee, meets the SEC definition of "audit committee financial expert". The Trust is currently in compliance with the listing requirements of the New York Stock Exchange relating to audit committee qualification, and the Board has determined that its Audit Committee possesses sufficient financial expertise to effectively discharge its obligations.

Independence of Trustees

      Pursuant to the Nominating and Corporate Governance Committee's Charter, the Committee undertook its annual review of director independence in March 2005. During this review, the Committee considered transactions and relationships between each Trustee or any member of his or her immediate family and the Trust and its subsidiaries and affiliates, including those reported under "Certain Relationships and Related Transactions" below. The Committee also examined transactions and relationships between Trustees or their affiliates and members of the Trust's senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Trustee is independent.

      As a result of this review, the Board affirmatively determined that each of Messrs. Berkowitz, Blasberg, Embry, Goldberg and Mandis are independent of the Trust and its management in accordance with Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. Mr. Ashner and Mr. Braverman are not considered independent because of their acting as executive officers of the Trust as well as their ownership interest in FUR Advisors LLC ("FUR Advisors"), the Trust's outside advisor. See "Certain Relationships and Related Transactions" below.

Compensation of Trustees

      The Trust's current non-employee Trustees, Messrs. Berkowitz, Blasberg, Embry, Goldberg and Mandis each receive $30,000 annually for their services as Trustees. In addition, each member of the audit committee will receive $500 for each committee meeting they attend and the chairman of the Audit Committee receives an additional $25,000 annually. Trustees of the Trust who are also officers of the Trust receive no compensation for serving on the Board. However, all Trustees are reimbursed for travel expenses and other out-of-pocket expenses incurred in connection with their service on the Board.

Communication with Trustees; Meetings of Non-Management Directors

      Beneficiaries wishing to communicate with the Board may do so either in person at the Meeting or by mail. Mail addressed to the Trustees can be sent to:
First Union Real Estate Equity and Mortgage Investments, 7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts 02114, Attn: Secretary, indicating it to be a correspondence to a particular member(s) of the Board or the Board in its entirety. All mail received will be opened and screened for security purposes. The mail will then be logged in, and all mail other than mail determined by the Trust's primary outside corporate counsel to be trivial or obscene will be forwarded to the particular Trustee in question or to the Board in its entirety, as requested in the beneficiary's correspondence in question. Trivial items will be delivered to the Trustees at the next scheduled Board meeting. Obscene items will not be forwarded.

      Prior to or following every meeting of the Board, the Trust's non-management Trustees meet without management present. There is not a predetermined non-management Trustee who presides over all such meetings. At each meeting, the non-management Trustees choose a presiding member for such meeting, based upon the topics to be discussed. "Non-management" Trustees are all those Trustees who are not executive officers, and may include Trustees who are not considered to be independent under regulations issued by the SEC or the New York Stock Exchange. The Trust's non-management Trustees are: Bruce Berkowitz, Arthur Blasberg, Jr., Talton Embry, Howard Goldberg and Steven Mandis.

                             AUDIT COMMITTEE REPORT

      The following is the March 22, 2005 Audit Committee Report. The members of the Audit Committee on the date of such report were Arthur Blasberg, Jr., Bruce Berkowitz and Howard Goldberg.

      The Audit Committee acts pursuant to the Audit Committee Charter, as revised in January 2004, and is comprised of three members who were independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange. A copy of the Audit Committee Charter can be obtained upon request from the Trust's Secretary and at the Trust's website (www.firstunion-reit.net).

      The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm engaged as the Trust's independent auditors. Management is responsible for the Trust's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Trust's combined financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes.

      In carrying out these responsibilities, the Audit Committee, among other things:

      o monitors preparation of quarterly and annual financial reports by the Trust's management;

      o supervises the relationship between the Trust and its independent auditors, including having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving non-audit services; and confirming the independence of the independent auditors; and

      o oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of the Trust's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Trust's internal auditing program.

      The Committee discussed and reviewed with Deloitte & Touche LLP, the Trust's independent auditors for 2004, all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of the Trust's accounting principles, the reasonableness of significant accounting judgments and the clarity of disclosures in the financial statements. The Committee also discussed with Deloitte & Touche LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Deloitte & Touche LLP to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), "Communication with Audit Committees". With and without management present, the Audit Committee discussed and reviewed the results of the independent auditors' examination of the Trust's financial statements for the year ended December 31, 2004.

      Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited combined financial statements in the Trust's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission. The Audit Committee believes that it has satisfied its responsibilities under its charter.

      For the Trust's 2005 fiscal year, the Audit Committee recommended Deloitte & Touche LLP as the Trust's independent auditors for approval by the Board.

                                          Members of the Audit Committee
                                             Arthur Blasberg, Jr. - Chairman
                                             Bruce Berkowitz
                                             Howard Goldberg

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following is the March 2, 2005 Compensation Committee Report on Executive Compensation. The members of the Compensation Committee on the date of such report were Bruce Berkowitz, Arthur Blasberg, Jr., Talton Embry and Howard Goldberg.

      The Compensation Committee acts pursuant to the Compensation Committee Charter and is comprised of four members who were independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange. A copy of the Compensation Committee Charter is available upon request from the Trust's Secretary and at the Trust's website (www.firstunion-reit.net).

Executive Compensation Principles

      The Trust does not provide any remuneration to its executive officers. The Trust has retained FUR Advisors to provide substantially all asset management, accounting and investor services for the Trust. If the Trust were to retain its executive officers directly, the Compensation Committee would, in making its compensation recommendations to the Board consider (1) the potential holding periods of the Trust's assets, (2) the number of assets owned by the Trust, (3) the business plan with respect to such assets, the amount of asset management required with respect to the assets, (4) the overall investment prospects of the Trust and short and long-term business plan of the Trust, and (5) with respect to a specific executive officer, such officer's specific responsibilities, experience and overall performance. The Compensation Committee reviews annually the terms of the Advisory Agreement with FUR Advisors to determine their consistency with market terms and whether the retention of an outside advisor is more favorable to the Trust than retaining direct employees of the Trust. Based on its review , the Compensation Committee recommended to the Board that the Advisory Agreement with FUR Advisors be renewed.

Policy with Respect to Qualifying Compensation for Deductibility

      Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a publicly held company, such as the Trust, will not be entitled to a Federal income tax deduction for compensation paid to the chief executive officer or any one of the other four most highly compensated officers of the Trust to the extent that compensation paid to such officer exceeds $1 million in any fiscal year, unless such compensation is subject to certain exceptions set forth in the Code for compensation that qualifies as performance based. If the Trust were to compensate its executive officers directly, the Board and the Compensation Committee would consider Section 162(m) in structuring compensation for the Trust's executive officers; however, the Board or the Compensation

Committee may, where it deems appropriate, implement compensation arrangements that do not satisfy the exceptions to Section 162(m).

                                          Members of the Compensation Committee
                                             Bruce Berkowitz
                                             Arthur Blasberg, Jr.
                                             Talton Embry
                                             Howard Goldberg

                               EXECUTIVE OFFICERS

      All officers serve at the discretion of the Board. Set forth below is certain information regarding the executive officers and certain other officers of the Trust at March 1, 2005 (biographical information with respect to Messrs. Ashner and Braverman is set forth above on pages 2 and 3):

        Name                   Age                   Current Position
---------------------------    ---       ---------------------------------------
    Michael L. Ashner           52       Chairman and Chief Executive Officer
    Peter Braverman             53       President
    Carolyn Tiffany             38       Chief Operating Officer and Secretary
    Thomas Staples              49       Chief Financial Officer

      Ms. Tiffany has been the Chief Operating Officer and Secretary of the Trust since January 8, 2004. Since December 1997, Ms. Tiffany has served as the Chief Operating Officer of WFA. Ms. Tiffany also served as Vice President, Treasurer, Secretary and Chief Financial Officer of Shelbourne I, Shelbourne II and Shelbourne III. In addition, Ms. Tiffany is the Chief Operating Officer of Newkirk.

      Mr. Staples has been the Chief Financial Officer of the Trust since January 8, 2004. Mr. Staples, has been with WFA since 1995 and has served as its Chief Financial Officer since January 1999. Mr. Staples is also the Chief Financial Officer of Newkirk. Since August 2002, Mr. Staples has also served as Assistant Treasurer of Shelbourne I, Shelbourne II and Shelbourne III. Mr. Staples is a certified public accountant.

                             EXECUTIVE COMPENSATION

The current executive officers receive no remuneration from the Trust.

Option Grants in Fiscal 2004

      The Trust has a 1999 Long Term Incentive Performance Plan pursuant to which the Board may, in its discretion, grant options exercisable for Common Shares. Each of the Trustees eligible to receive options under this plan waived their right to receive options. In addition, on March 2, 2005, the Board amended the plan to provide for no further issuance of options under this plan. No options were granted during the year ended December 31, 2004.

Compensation Committee Interlocks and Insider Participation

      Neil Koenig, the Interim Chief Executive Officer and Interim Chief Financial Officer during calendar 2003 and a Trustee of the Trust until April 15, 2004 is the managing member of Real Estate Systems Implementations Group, LLC ("RE Systems"). During the years ended December 31, 2003 and 2002, RE Systems provided substantially all of the asset management, accounting and other services to the Trust and during the year ended December 31, 2004 provided certain consulting services to the Trust. RE Systems received fees of $209,000, $521,000, and $498,000 from the Trust and First Union Management Inc. ("FUMI"), the Trust's sister company, for providing these services in each of the years ended December 31, 2004, 2003 and 2002, respectively.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Effective December 31, 2003, the Trust entered into an Advisory Agreement with FUR Advisors, an affiliate of the Chief Executive Officer of the Trust. Pursuant to the terms of the Advisory Agreement, FUR Advisors is responsible for providing, or arranging for the provision of, asset management services to the Trust and coordinating with the Trust's property managers and shareholder transfer agent. Pursuant to the terms of the Advisory Agreement, for providing these services, FUR Advisors is entitled to the following fees: (i) an asset management fee of 1% of the gross asset value of the Trust up to $100 million, ..75% of the gross asset value of the Trust between $100 million and $250 million, .625% of the gross asset value of the Trust between $250 million and $500 million and .50% of the gross asset value of the Trust in excess of $500 million; (ii) property and construction management fees at commercially reasonable rates as determined by the independent Trustees of the Board; (iii) loan servicing fees not exceeding commercially reasonable rates (approved by a majority of the independent Trustees) for providing administrative and clerical services with respect to loans made by the Trust to third parties; and (iv) an incentive fee equal to 20% of all distributions to holders of common shares after December 31, 2003 in excess of (x) $71.3 million, increased by the net issuance price of all shares issued after December 31, 2003, and decreased by the redemption price of all shares redeemed after December 31, 2003, plus (y) a return on the amount, as adjusted, set forth in (x) equal to 7% per annum compounded annually. In addition, FUR Advisors is entitled to be reimbursed for up to $100,000 per annum for the costs associated with the employment of one or more asset managers. During the fourth quarter 2004, in light of the net-lease nature of the portfolio acquired from Finova Capital Corporation, FUR Advisors proposed to the Board of Trustees that the asset management fee be reduced for the portion of the net lease portfolio that was subject to leverage to .25% of the gross asset value. The Board of Trustees agreed to the reduction.

      Effective February 1, 2004, Kestrel Management L.P., an affiliate of FUR Advisors and the Trust's executive officers, assumed property management responsibilities for Circle Tower. Pursuant to the terms of the property management agreement, Kestrel Management receives a fee equal to 3% of the monthly revenues of Circle Tower, which amount is less than the amount paid to the prior property management company.

      The following table sets forth the fees and reimbursements paid by the Trust for the year ended December 31, 2004 to FUR Advisors and Kestrel Management L.P. (in thousands):

            Asset Management Fee (1)                    $ 1,420
            Loan Servicing Fee (1)                            9
            Property Management (2)                          42
            Reimbursement (1)                               100

      (1)   Paid to FUR Advisors
      (2)   Paid Kestrel Management L.P.

      During the years ended December 31, 2004, 2003 and 2002, the Trust paid fees of $209,000, $521,000 and $498,000, respectively, to the RE Systems for financial reporting and advisory services. See "EXECUTIVE COMPENSATION - Compensation Committee Interlocks and Insider Participation."

                                 CODE OF ETHICS

      The Trust has adopted a Code of Ethics, which are applicable to all Trustees and executive officers of the Trust, including the principal executive officer, the principal financial officer and the principal accounting officer, as well as FUR Advisors, the Trust's outside advisor. The Code of Ethics can be obtained upon request from the Trust's Secretary and at the Trust's website www.firstunion-reit.net under the link "Corporate Governance".

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of March 1, 2005 (except as otherwise indicated) regarding the ownership of Common Shares by (i) each person who is known to the Trust to be the beneficial owner of more than 5% of the outstanding shares of Common Shares, (ii) each Trustee and nominee for Trustee, (iii) each executive officer named in the Summary Compensation Table contained herein, and (iv) all current executive officers and Trustees of the Trust as a group. Except as otherwise indicated, each such Beneficiary has sole voting and investment power with respect to the shares beneficially owned by such Beneficiary.

             Name and Address                     Position with            Amount and Nature of          Percent
           of Beneficial Owner                      the Trust            Beneficial Ownership(1)         of Class
           -------------------                      ---------            -----------------------         --------
FUR Investors, LLC                                       --                   10,000,000(3)                31.2%
FUR Holdings LLC
WEM-FUR Investors LLC
Two Jericho Plaza
Wing A, Suite 111
Jericho, NY 11753

Michael L. Ashner(2)                           Chairman and Chief             10,000,000(4)                31.2%
                                               Executive Officer

Bruce R. Berkowitz                             Trustee                          570,684(5)                  1.8%
Fairholme Capital Management
51 John F. Kennedy Parkway
Short Hills, NJ 07078

Arthur Blasberg, Jr.                           Trustee                           100,000                     *
c/o Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Peter Braverman(2)                             President and Trustee               (6)                      (6)

Talton Embry                                   Trustee                         1,162,585(7)                 3.6%
Magten Asset Management Corp.
410 Park Avenue
14th Floor
New York, New York 10022

Howard Goldberg                                Trustee                           100,000                     *
117 Cheltenham Avenue
Linwood, New Jersey 08221

Steven G. Mandis                               Trustee                             0                         0
Halcyon Management Company
477 Madison Avenue, 8th Floor
New York, New York 10022

Thomas Staples(8)                              Chief Financial                     (6)                      (6)
                                               Officer

Carolyn Tiffany(8)                             Chief Operating                     (6)                      (6)
                                               Officer and Secretary
All Trustees and executive officers as a                                      11,933,269                   37.2%
group

Kensington Investment Group, Inc. (9)                    --                    3,394,750                   10.6%
4 Orinda Way
Suite 200-C
Orinda, California  94563

*Less than 1%

(1) Unless otherwise indicated, shares are beneficially owned by indicated holder.
(2) The address for each of Mr. Ashner and Mr. Braverman is Two Jericho Plaza, Wing A, Suite 111, Jericho, NY 11753
(3) Based upon information contained in Amendment No. 1 to Schedule 13D as filed by FUR Investors with the Securities and Exchange Commission on January 7, 2004.
(4) Comprised of shares owned by FUR Investors. Mr. Ashner is the managing member of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors. As such, Mr. Ashner may be deemed to beneficially own all shares owned by Investors.
(5) Mr. Berkowitz directly owns 36,600 shares of Common Shares and 534,084 shares of Common Shares are held by Fairholme Ventures II, L.L.C., an entity in which Mr. Berkowitz is the managing member. In addition, an additional 357,451 shares are held in investment accounts of clients of Fairholme Capital Management, L.L.C., a registered investment advisor and affiliate of Mr. Berkowitz. Mr. Berkowitz has disavowed management and supervision responsibility for the shares owned by clients of the advisor and therefore does not beneficially own such shares.
(6) Mr. Braverman, Mr. Staples and Ms. Tiffany are members of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors. Accordingly, Mr. Braverman, Mr. Staples and Ms. Tiffany have an indirect pecuniary interest in approximately 246,000, 120,000 and 160,000 of the shares of Common Shares owned by FUR Investors. However, Mr. Braverman, Mr. Staples and Ms. Tiffany do not exercise investment control over the shares held by FUR Investors. Accordingly, Mr. Braverman, Mr. Staples and Ms. Tiffany are not deemed to beneficially own any of such shares under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended.
(7) The number of shares reported consists of (i) 31,264 shares held in an IRA for the benefit of Mr. Embry, (ii) 31,073 shares held in an IRA for the benefit of Mr. Embry's spouse, (iii) 44,458 shares held in a trust account in which Mr. Embry is the trustee and which is for the benefit of Mr. Embry's minor son and (iv) 1,055,790 shares are owned beneficially by discretionary accounts managed by Mr. Embry. Mr. Embry disclaims any beneficial ownership of the shares held in discretionary accounts managed by Mr. Embry.
(8) The address for each of Mr. Staples and Ms. Tiffany is 7 Bulfinch Place, Suite 500, Boston, MA 02114.
(9) Information is derived from the 13-G filing by Kensington Investment Group, Inc. with the Securities and Exchange Commission on January 10, 2005.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Trust's executive officers, Trustees and persons who beneficially own greater than 10% of a registered class of the Trust's equity securities to file certain reports ("Section 16 Reports") with the Securities and Exchange Commission with respect to ownership and changes in ownership of the Common Shares and other equity securities of the Trust. Based solely on the Trust's review of the Section 16 Reports furnished to the Trust and written representations from certain reporting persons, except as indicated below the Trusts officers, Trustees and greater than 10% beneficial owners have been complied with all Section 16(a) requirements applicable to them.

      Mr. Ashner filed late one Form 4 relating to preferred shares of beneficial interest held by his children.

                                PERFORMANCE GRAPH

      The following graph compares the cumulative return among the Common Shares, a peer group index, and the Standard & Poor's 500 Stock Index, for the periods shown. The peer group consists of REITs with a diversity and other property focus and have a current market value as of March 4, 2005 of less than $750M. The quarterly changes for the periods shown in the graph are based on the assumption that $100 had been invested in the Common Shares and each index on December 31, 1999.

                              [PERFORMANCE CHART]

   [The Following table was depicted as a line chartin the printed material.]

                                                               Period Ending
                                       ------------------------------------------------------------------
Index                                  12/31/99    12/31/00   12/31/01   12/31/02    12/31/03    12/31/04
---------------------------------------------------------------------------------------------------------
First Union RE Equity and Mortgage          100       75.42      70.05      57.03       69.20      120.79
S&P 500                                     100       91.20      80.42      62.64       80.62       89.47
First Union Peer Group                      100       93.70     115.93     122.11      162.29      190.36

               PROPOSAL NO. 2 - SELECTION OF INDEPENDENT AUDITORS

      At the recommendation of the Audit Committee, the Board has selected Deloitte & Touche LLP ("Deloitte") to serve as independent auditors of the Trust for its fiscal year ending December 31, 2005.

      Deloitte has served the Trust as independent auditors since March 9, 2004. Upon completion of the Trust's financial statements for the year ended December 31, 2003, the Trust then solicited bids from three of the big 4 accounting firms including KPMG LLP, the Trust's independent auditors for the years ended December 31, 2003 and 2002, to serve as the Trust's independent auditors for the year ended December 31, 2004. KPMG LLP elected not to submit a bid.

      During the Trust's past two fiscal years, there were: (i) no disagreements with either Deloitte or KPMG LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Deloitte and/or KPMG LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Trust's financial statements for such year; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Further, neither Deloitte's or KPMG LLP's report on the Registrant's combined financial statements as of and for the years ended December 31, 2004 and 2003 contained any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      Although Beneficiary ratification of the Board's action in this respect is not required, the Board considers it desirable for Beneficiaries to pass upon the selection of independent auditors and, if the Beneficiaries disapprove of the selection, intends to consider other firms for selection as the independent auditors for the current fiscal year.

      It is expected that representatives of Deloitte will be present either in person or by telephone conference at the Meeting.

      Aggregate fees billed to the Trust for the year ended December 31, 2004 represents fees billed by the Company's principal accounting firm, Deloitte. Aggregate fees billed to the Trust for the fiscal year ended December 31, 2003 represents fees billed by the Trust's prior principal accounting firm, KPMG LLP:

      Type of Fee                          Fiscal 2004            Fiscal 2003
      -----------                          -----------            -----------

      Audit Fee                             $ 69,000                $125,750
      Audit Related Fees                     120,000                      --
      Tax Fees                                20,332                   2,500
                                            --------                --------

      Total                                 $209,332                $128,250

      Audit fees for the years ended December 31, 2004 and 2003, respectively, were for professional services rendered for the audits of the combined financial statements of the Trust and statutory audits.

      Audit Related fees for of the year ended December 31, 2004 were for services related to 8K filings with respect to acquisitions and disposition by the Trust ($90,700) and financial accounting and reporting consultations ($29,300).

      Tax fees as of the years ended December 31, 2004 and 2003 were for services related to tax compliance, tax planning and strategies, and state and local tax advice.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

      The Trust has a policy of requiring that the Audit Committee pre-approve all audit and non-audit services provided to the Trust by the auditor of its financial statements. During 2004, the Audit Committee approved all of the fees paid to Deloitte by the Trust.

      PROPOSAL NO. 3 - AMENDMENT TO DECLARATION OF TRUST TO CHANGE NAME TO
                            "WINTHROP REALTY TRUST"

      The Board has elected to change the name of the Trust to "Winthrop Realty Trust" pending the consent of a majority in interest of the Common Shares. The change in the Trust's name will have no effect on the Trust whatsoever and the Common Shares will continue to be listed on the New York Stock Exchange under the symbol "FUR" until such time as the name change is affected, at which time it is expected that the Common Shares will be listed on the New York Stock Exchange under the symbol "WRC".

      If adopted, the Board would be authorized to effect the change of the Trust's name to "Winthrop Realty Trust" at any time prior to December 31, 2005. If adopted, Section 1.1 of the Declaration of Trust would be amended at such time as is determined by the Board to read in its entirety as follows:

      Section 1.1. Name of the Trust.

      The name of this Trust shall be: "Winthrop Realty Trust" and, so far as may be practicable, the business of the Trust shall be conducted in that name or such trade name as the Trustees may adopt in order to satisfy governmental regulation. The Trustees may make and execute deeds, mortgages, leases, contracts, and other instruments, acquire, mortgage, lease, convey and transfer real or personal property, and sue and be sued under any of the aforesaid names.

      In order to adopt the foregoing amendment to the Declaration of Trust ("Proposal No. 3") a majority of the outstanding Common Shares needs to vote FOR this proposal on the enclosed Proxy Card. The Board of Trustees recommends that Beneficiaries vote FOR this proposal. The Board of Trustees, executive officers of the Trust and their affiliates, which collectively hold approximately 37.2% of the outstanding Common Shares have indicated that they intend to vote for Proposal No. 3.

                              BENEFICIARY PROPOSALS

      Any Beneficiary proposals intended to be presented at the 2006 Annual Meeting of Beneficiaries must be received by the Trust for inclusion in the Trust's proxy statement and form of proxy relating to that meeting on or before January 11, 2006. In addition, under the Trust's By-laws, Beneficiaries must comply with specified procedures to nominate persons for election as Trustees or introduce an item of business at an annual meeting. Trustee nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by the Trust not less than 120 days in advance of an annual meeting. To be in proper written form, a Beneficiary's notice must contain the specific information required by the Trust's By-laws. A copy of the Trust's By-laws, which specifies the advance notice procedures, can be obtained from the Trust by request to the Secretary of the Trust. Any Beneficiary who wishes to submit a Beneficiary proposal, should send it to the Secretary, First Union Real Estate Equity and Mortgage Investments, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

                                  ANNUAL REPORT

      Copies of our Annual Report for the fiscal year ended December 31, 2004 are being mailed to Beneficiaries of record on the Record Date together with this Proxy Statement.

                                  MISCELLANEOUS

      As of the date of this Proxy Statement, the Board does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

      The Trust has retained MacKenzie Partners, Inc. to aid in the solicitation of proxies. MacKenzie Partners, Inc. will receive a fee not to exceed $10,000, as well as reimbursement for certain out of pocket expenses incurred by them in connection with their services, all of which will be paid by the Trust. All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Trust. In addition to solicitation of proxies by use of the mails, Trustees, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Trust may solicit the return of proxies by telephone, telegram or personal interview. The Trust will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. The Trust may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

      A copy of the Trust's annual report on form 10-K for the fiscal year ended December 31, 2004 as filed with the SEC, excluding exhibits, may be obtained by Beneficiaries without charge by written request addressed to: Carolyn Tiffany, Secretary, First Union Real Estate Equity and Mortgage Investments, 7 Bulfinch Place, Suite 500, Boston, MA 02114 or may be accessed on the Trust's website at www.firstunion-reit.net under the link "SEC Filings".

      It is important that proxies be returned promptly. Beneficiaries are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

                                               By Order of the Board of Trustees


                                               /s/ Carolyn B. Tiffany

                                               Carolyn B. Tiffany
                                               Secretary

April 6, 2005

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                    PROXY FOR ANNUAL MEETING OF BENEFICIARIES
                                  May 10, 2005
           This Proxy Is Solicited On Behalf of the Board of Trustees

      The undersigned hereby appoints Michael L. Ashner and Peter Braverman or either of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all beneficial shares of common interest which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Beneficiaries (including all adjournments thereof) of FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS to be held on Tuesday, May 10, 2005 at 1:00 P.M. at the 11th Floor Conference Center in the offices of Katten Muchin Zavis Rosenman, 575 Madison Avenue, New York, New York 10022. The Board of Trustees recommends a vote FOR all proposals.

1.    ELECTION OF TRUSTEES

      |_| FOR all nominees          |_| WITHHOLD AUTHORITY
                                        to votefor all nominees

      Michael L. Ashner          Arthur Blasberg, Jr.            Talton Embry
      Bruce R. Berkowitz         Peter Braverman                 Howard Goldberg

      Beneficiaries may withhold authority to elect any of the Trustees by writing the name of that Trustee in the space provided below.

--------------------------------------------------------------------------------

2. APPROVAL of the appointment of auditors as set forth in the accompanying Proxy Statement.

      |_| FOR                   |_| AGAINST                   |_|ABSTAIN

3. APPROVAL of the change of the Trust's name to "WINTHROP REALTY TRUST" at any time prior to December 31, 2005, at the election of the Board.

      |_| FOR                   |_| AGAINST                   |_|ABSTAIN

--------------------------------------------------------------------------------

      The proxy is authorized to transact such other business as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Beneficiary. If no direction is given, this proxy will be voted FOR items 1 and 2 in the discretion of said proxy on any other matter which may come before the meeting or any adjournments thereof.


Dated: ____________, 2005                             __________________________
                                                             Print Name


                                                      __________________________
                                                             Signature

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

                PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.